Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated September 4, 2012 to the
Statutory Prospectuses and the Statement of Additional Information for Class A, Class C, Class D, Class P,
Class R, Administrative Class and Institutional Class Shares of Allianz Funds Multi-Strategy Trust,
dated April 2, 2012 (as revised June 1, 2012)
Disclosure Relating to the Allianz RCM Global Water Fund and
Allianz RCM International Small-Cap Fund
Effective immediately, the Portfolio Management Agreement between RCM Capital Management LLC (“RCM”), the Sub-Adviser to the Allianz RCM Global Water Fund and Allianz RCM International Small-Cap Fund (the “Funds”), and Allianz Global Investors Europe GmbH (“AGI Europe”) is terminated and all references to AGI Europe in the Funds’ prospectuses and Statement of Additional Information are removed. RCM has assumed AGI Europe’s responsibilities for the day-to-day management of the Funds, and the portfolio managers named in the Prospectuses and Statement of Additional Information will continue to manage the Funds, but now do so under the supervision of RCM.